Exhibit No. 32.1
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Form 10-KSB
Nevstar Corporation
File No. 0-21071


          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report of Nevstar Corporation (the "Company") on Form 10-KSB for the year ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy P. Halter, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 4, 2006                              By:   /s/ Timothy P. Halter
      ---------------                                ---------------------------
                                                               Timothy P. Halter
                                                     Chief Executive Officer and
                                                         Chief Financial Officer


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A signed  original of this  written  statement  required by Section 906 has been provided to Nevstar Corporation and will be retained by Nevstar Corporation and furnished to the Securities and Exchange Commission or its staff upon request.